                                   EXHIBIT INDEX

Exhibit No.          Description                                Page
----------           -----------                                ----

   A-1               Proposed Draft                             Filed herewith
                     Note Agreement

   A-2               Proposed Draft Assignment and              Filed herewith
                     Security Agreements

   A-3               Proposed Draft Pledge                      Filed herewith
                     Agreement

   F                 Opinion of Counsel                         Filed herewith

   G                 Schedule of Estimated Fees                 Previously filed
                     and Expenses

   H                 Proposed Form of Notice                    Previously filed

Financial
Statement No.        Description                                Page
-------------        -----------                                ----

   1-a               Balance sheet of Narragansett              Previously filed
                     Energy Resources Company as
                     of June 30, 1995, actual and
                     pro forma

   1-b               Balance sheet of NEES and                  Previously filed
                     subsidiaries consolidated as
                     of June 30, 1995, actual and
                     pro forma

   2-a               Statement of Income and                    Previously filed
                     Retained Earnings of
                     Narragansett Energy Resources
                     Company for the twelve months
                     ended June 30, 1995, actual
                     and pro forma

   2-b               Statement of Income and                    Previously filed
                     Retained Earnings of NEES and
                     subsidiaries consolidated for
                     the twelve months ended
                     June 30, 1995, actual and
                     pro forma

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                                      EXHIBIT INDEX

Financial
Data Schedules       Description                                Page
--------------       -----------                                ----

   1                 Financial Data Schedule for                Previously filed
                     the Company as of June 30,
                     1995

   2                 Financial Data Schedule for                Previously filed
                     NEES as of June 30, 1995